THE GLENMEDE FUND, INC.
                                  (THE "FUND")

                   SUPPLEMENT DATED AS OF SEPTEMBER 18, 2002
                                       TO
                          EQUITY PORTFOLIOS PROSPECTUS
                             DATED JANUARY 30, 2002


     The following hereby replaces the fourth, fifth and sixth paragraphs of the section "Management of the Portfolios - Investment Advisor and Sub-Advisors."

     Effective September 27, 2002, Robert J. Mancuso, First Vice President and portfolio manager of the Advisor, will be primarily responsible for the management of the Strategic Equity Portfolio.

     In addition to the Strategic Equity Portfolio, Mr. Mancuso also is primarily responsible for the management of the Small Capitalization Value Portfolio, which he has managed since February 27, 1996. Mr. Mancuso has been employed by the Advisor and Glenmede Trust as a portfolio manager since November 1992.

     Mr. Foley, First Vice President and portfolio manager of the Advisor, is primarily responsible for the management of the Large Cap Value Portfolio, which he has managed since October 1, 2001. He has been employed by the Advisor and Glenmede Trust as a portfolio manager since May 2000. Prior to joining Glenmede Trust, Mr. Foley served as Executive Vice President and member of the investment policy committee at Walnut Asset Management from October 1996 to May 2000, and as chief investment officer of IAS Insurance Advisory Services, Inc. from July 1994 to October 1996.